UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event Reported): June 9, 2005

                                  EQUINIX, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                 000-31293                77-0487526
-----------------------------   ----------------   -----------------------------
 (State or Other Jurisdiction      (Commission            (I.R.S. Employer
       of Incorporation)           File Number)        Identification Number)


                                301 Velocity Way
                          Foster City, California 94404
                                 (650) 513-7000
     ------------------------------------------------------------------------
      (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

     (a) On June 9, 2005, Equinix Operating Co., Inc. ("Equinix Op. Co."), a Delaware Corporation and wholly-owned subsidiary of Equinix, Inc. ("Equinix") entered into a long-term lease with Mission West Properties, L.P. a Delaware Limited Partnership for an existing data center located in Sunnyvale, California. The lease effective date is June 9, 2005. The premises consists of approximately 120,000 square feet which Equinix intends to operate as a data center consistent with other facilities they currently lease. Equinix signed a guarantee of the lease.


Item 2.02. Results of Operations and Financial Condition

     The information in Item 2.02 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On June 15, 2005, the Company issued a press release which included updated guidance for 2005. A copy of the press release is attached as Exhibit 99.1.

     On June 16, 2005, in connection with the issuance of the press release, the Company will hold a conference call to discuss the press release.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant

     *Please refer to the June 9, 2005, Equinix long-term lease and guarantee as disclosed in Item 1.01 paragraph (a) above.


Item 9.01. Financial Statements and Exhibits

       (c) Exhibits.

       99.1 Press Release of Equinix, Inc. dated June 15, 2005, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EQUINIX, INC.


DATE: June 15, 2005                      By: /s/  RENEE F. LANAM
                                             -------------------
                                             Renee F. Lanam
                                             Chief Financial Officer